Q2 2016 & Year-to-Date Earnings Slides August 2, 2016

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Second Quarter 2016 Highlights Summary  Revenue: +17%  Adjusted EBITDA: +16%  Operating Adjusted EPS: +8% ADESA  Revenue: +26%  Volume: +18%  Physical volume: +15% (+3% excluding acquisitions)  Online only volume: +29%  Dealer consignment volume: +9% (-3% excluding acquisitions)  Adjusted EBITDA: +31% (+21% excluding acquisitions) IAA  Revenue: +7%  Volume: +6% (+5% excluding acquisitions)  Adjusted EBITDA: +4% AFC  Revenue: +13%  Loan transaction units: +10%  Managed receivables of $1.7 billion; +18%  Adjusted EBITDA: +10% 3

KAR Q2 2016 Highlights 4 ($ in millions, except per share amounts) KAR Q2 2016 Q2 2015 Highlights* Total operating revenues $771.8 $658.3 -$4.3M CAD currency Gross profit** $340.9 $291.8 SG&A $146.9 $123.5 +$8.5M acquired SG&A, -$0.6M CAD currency EBITDA $194.2 $167.9 -$1.8M CAD currency Adjusted EBITDA $197.1 $170.0 -$1.8M CAD currency Net income $61.8 $59.5 -$0.9M CAD currency Net income per share - diluted $0.44 $0.41 -$0.01 per share CAD currency Weighted average diluted shares 139.3 144.1 Dividends declared per common share $0.29 $0.27 Effective tax rate 37.9% 36.9% Capital expenditures $39.5 $39.1 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended June 30, 2016. ** Exclusive of depreciation and amortization

ADESA Q2 2016 Highlights 5 ($ in millions, except RPU) ADESA Q2 2016 Q2 2015 Highlights* Revenue $434.1 $345.0 +18% volume, +6% RPU (includes -$3.1M CAD currency), +$41.4M acquisitions Gross profit** $191.6 $153.2 +$17.1M acquisitions Gross profit % 44.1% 44.4% SG&A $80.6 $67.5 +7.9M acquired SG&A, +$1.9M compensation expense, +$1.7M incentive-based compensation expense, +$0.8M benefit-related expenses, -$0.8M marketing expenses, -$0.5M CAD currency EBITDA $109.2 $83.6 -$1.4M CAD currency Adjusted EBITDA $115.7 $88.1 -$1.4M CAD currency Total volume growth - % 18% 14% Physical 15% 13% Online only 29% 17% Dealer consignment growth 9% 7% Dealer consignment % 49% 51% Conversion rate (N.A. physical) 59.1% 57.7% Online volume as a % of total volume 41% 40% Online only volume 198,000 154,000 Online grounding dealer volume 105,000 99,000 Total revenue per vehicle $579 $544 -$4 CAD currency Physical RPU $742 $686 -$5 CAD currency Online only RPU $123 $99 -$1 CAD currency * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended June 30, 2016. ** Exclusive of depreciation and amortization

IAA Q2 2016 Highlights 6 ($ in millions) IAA Q2 2016 Q2 2015 Highlights* Revenue $264.8 $248.6 +6% volume, +$9.1M HBC, -$1.0M CAD currency Gross profit** $97.5 $93.5 +$0.7M HBC Gross profit % 36.8% 37.6% SG&A $26.5 $24.9 +$0.6M HBC, +$0.6M bad debt, +$0.6M employee education and training, and -$0.5M professional fees EBITDA $71.0 $68.0 -$0.3M CAD currency Adjusted EBITDA $71.4 $68.6 -$0.3M CAD currency % Volume growth 6% 14% % Purchased contract vehicles 6% 7% +5% excluding HBC * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended June 30, 2016. ** Exclusive of depreciation and amortization

($ in millions, except for revenue per loan transaction) AFC Q2 2016 Q2 2015 Highlights* Revenue $72.9 $64.7 +10% LTUs, +16% in "Other service revenue", +2% revenue per LTU (includes -$0.2M CAD currency) Other service revenue $8.1 $7.0 Provision for credit losses ($5.5) ($4.3) Gross profit** $51.8 $45.1 Gross profit % 71.1% 69.7% SG&A $7.3 $6.9 EBITDA $44.5 $38.2 -$0.1M CAD currency Adjusted EBITDA $38.4 $34.9 -$0.1M CAD currency Loan transactions 421,527 381,675 % Volume growth 10% 13% Revenue per loan transaction unit (LTU)*** $154 $151 -$1 CAD currency Managed receivables $1,738.6 $1,476.9 Obligations collateralized by finance receivables $1,231.2 $1,080.0 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended June 30, 2016. ** Exclusive of depreciation and amortization *** Excludes "Other service revenue" AFC Q2 2016 Highlights 7

ADESA Incremental Operating Profit Margin Analysis – Q2 2016 8 ($ in millions) Reported Impact of Acquisitions ADESA Excluding Acquisitions Q2 2016 Revenue $434.1 $41.4 $392.7 Operating profit $86.2 $5.9 $80.3 Operating profit % 19.9% 14.3% 20.4% Q2 2015 Revenue $345.0 Operating profit $64.4 Operating profit % 18.7% Q2 2016 Reported Growth Reported revenue growth $89.1 Reported operating profit growth $21.8 Incremental operating margin 24.5% Q2 2016 Excluding Acquisitions Revenue growth $47.7 Operating profit growth $15.9 Incremental operating margin 33.3%

Year-to-Date Slides

KAR Six Months Ended June 30, 2016 Highlights 10 ($ in millions, except per share amounts) KAR YTD 2016 YTD 2015 Highlights* Total operating revenues $1,516.8 $1,290.7 -$12.6M CAD currency Gross profit** $667.2 $572.1 SG&A $288.0 $245.0 +$12.2M acquired SG&A, -$1.7M CAD currency EBITDA $376.7 $328.8 -$5.0M CAD currency Adjusted EBITDA $386.6 $332.2 -$5.0M CAD currency Net income $122.5 $114.0 -$2.4M CAD currency Net income per share - diluted $0.88 $0.79 -$0.02 per share CAD currency Weighted average diluted shares 139.1 144.0 Dividends declared per common share $0.58 $0.54 Effective tax rate 37.8% 37.8% Capital expenditures $75.5 $64.2 Cash flow from operating activities $158.9 $200.5 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended June 30, 2016. ** Exclusive of depreciation and amortization

ADESA Six Months Ended June 30, 2016 Highlights 11 ($ in millions, except RPU) ADESA YTD 2016 YTD 2015 Highlights* Revenue $835.6 $673.0 +18% volume, +6% RPU (includes -$9.1M CAD currency), +$58.1M acquisitions Gross profit** $368.0 $294.1 +$22.9M acquisitions Gross profit % 44.0% 43.7% SG&A $157.2 $136.0 +$10.7M acquired SG&A, +$5.2M compensation expense, +$3.3M incentive-based compensation expense, +$1.1M supply expenses, +$1.0M benefit- related expenses, -$1.6M CAD currency, -$1.0M marketing expenses EBITDA $206.3 $154.1 -$3.7M CAD currency Adjusted EBITDA $219.9 $165.1 -$3.8M CAD currency Total volume growth - % 18% 11% Physical 13% 10% Online only 31% 13% Dealer consignment growth 9% 4% Dealer consignment % 48% 49% Conversion rate (N.A. physical) 60.0% 60.1% Online volume as a % of total volume 41% 40% Online only volume 386,000 294,000 Online grounding dealer volume 197,000 183,000 Total revenue per vehicle $575 $545 -$6 CAD currency Physical RPU $740 $684 -$8 CAD currency Online only RPU $120 $103 -$1 CAD currency * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended June 30, 2016. ** Exclusive of depreciation and amortization

IAA Six Months Ended June 30, 2016 Highlights 12 ($ in millions) IAA YTD 2016 YTD 2015 Highlights* Revenue $534.4 $486.6 +10% volume, +$23.0M HBC, -$2.9M CAD currency Gross profit** $193.6 $184.9 +$2.0M HBC Gross profit % 36.2% 38.0% SG&A $52.2 $47.0 +$1.5M HBC, +$0.9M bad debt, +$0.7M stock-based compensation expense, +$0.5M telecom expenses, +$0.5M employee related expenses, +$0.4M benefit- related expenses, -$0.7M professional fees, -$0.4M travel expenses EBITDA $141.5 $137.3 -$0.9M CAD currency Adjusted EBITDA $142.5 $137.6 -$0.9M CAD currency % Volume growth 10% 11% % Purchased contract vehicles 6% 7% +5% excluding HBC * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended June 30, 2016. ** Exclusive of depreciation and amortization

($ in millions, except for revenue per loan transaction) AFC YTD 2016 YTD 2015 Highlights* Revenue $146.8 $131.1 +10% LTUs, +15% in "Other service revenue", +1% revenue per LTU (includes -$0.6M CAD currency) Other service revenue $15.7 $13.7 Provision for credit losses ($11.0) ($7.8) Gross profit** $105.6 $93.1 Gross profit % 71.9% 71.0% SG&A $14.8 $14.0 EBITDA $90.8 $80.6 -$0.4M CAD currency Adjusted EBITDA $78.7 $72.7 -$0.3M CAD currency Loan transactions 875,077 793,357 % Volume growth 10% 11% Revenue per loan transaction unit (LTU)*** $150 $148 -$1 CAD currency Managed receivables $1,738.6 $1,476.9 Obligations collateralized by finance receivables $1,231.2 $1,080.0 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the quarter ended June 30, 2016. ** Exclusive of depreciation and amortization *** Excludes "Other service revenue" AFC Six Months Ended June 30, 2016 Highlights 13

ADESA Incremental Operating Profit Margin Analysis – Six Months Ended June 30, 2016 14 ($ in millions) Reported Impact of Acquisitions ADESA Excluding Acquisitions YTD 2016 Revenue $835.6 $58.1 $777.5 Operating profit $163.5 $7.6 $155.9 Operating profit % 19.6% 13.1% 20.1% YTD 2015 Revenue $673.0 Operating profit $116.6 Operating profit % 17.3% YTD 2016 Reported Growth Reported revenue growth $162.6 Reported operating profit growth $46.9 Incremental operating margin 28.8% YTD 2016 Excluding Acquisitions Revenue growth $104.5 Operating profit growth $39.3 Incremental operating margin 37.6%

Appendix

EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. Non-GAAP Financial Measures 16

17 Q2 2016 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $46.2 $25.2 $23.0 ($32.6) $61.8 Add back: Income taxes 27.1 15.1 14.0 (18.5) 37.7 Interest expense, net of interest income – – 8.2 27.5 35.7 Depreciation and amortization 24.8 21.2 7.9 5.1 59.0 Intercompany interest 11.1 9.5 (8.6) (12.0) – EBITDA $109.2 $71.0 $44.5 ($30.5) $194.2 Intercompany charges 2.2 0.1 – (2.3) – Non-cash stock-based compensation 1.1 0.7 0.5 2.6 4.9 Acquisition related costs 1.3 0.1 0.1 1.8 3.3 Securitization interest – – (6.7) – (6.7) Minority interest 1.0 – – – 1.0 Other 0.9 (0.5) – – 0.4 Total Addbacks 6.5 0.4 (6.1) 2.1 2.9 Adjusted EBITDA $115.7 $71.4 $38.4 ($28.4) $197.1 Revenue $434.1 $264.8 $72.9 – $771.8 Adjusted EBITDA % margin 26.7% 27.0% 52.7% 25.5%

18 Q2 2015 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2015 ADESA IAA AFC Corporate Consolidated Net income (loss) $32.0 $24.6 $18.7 ($15.8) $59.5 Add back: Income taxes 17.5 14.6 11.5 (8.8) 34.8 Interest expense, net of interest income 0.2 – 5.5 16.1 21.8 Depreciation and amortization 21.3 19.4 7.7 3.4 51.8 Intercompany interest 12.6 9.4 (5.2) (16.8) – EBITDA $83.6 $68.0 $38.2 ($21.9) $167.9 Intercompany charges 1.8 0.2 – (2.0) – Non-cash stock-based compensation 1.0 0.3 0.4 1.7 3.4 Acquisition related costs 0.4 – – 0.6 1.0 Securitization interest – – (4.2) – (4.2) Minority interest 0.5 (0.1) – – 0.4 Other 0.8 0.2 0.5 – 1.5 Total Addbacks 4.5 0.6 (3.3) 0.3 2.1 Adjusted EBITDA $88.1 $68.6 $34.9 ($21.6) $170.0 Revenue $345.0 $248.6 $64.7 – $658.3 Adjusted EBITDA % margin 25.5% 27.6% 53.9% 25.8%

19 YTD 2016 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $85.5 $50.1 $47.0 ($60.1) $122.5 Add back: Income taxes 50.4 30.0 28.6 (34.6) 74.4 Interest expense, net of interest income 0.1 – 16.0 48.3 64.4 Depreciation and amortization 47.3 42.5 15.6 10.0 115.4 Intercompany interest 23.0 18.9 (16.4) (25.5) – EBITDA $206.3 $141.5 $90.8 ($61.9) $376.7 Intercompany charges 5.5 0.3 – (5.8) – Non-cash stock-based compensation 2.3 1.3 0.9 5.9 10.4 Loss on extinguishment of debt – – – 4.0 4.0 Acquisition related costs 2.4 0.1 0.1 3.3 5.9 Securitization interest – – (13.1) – (13.1) Minority interest 1.6 – – – 1.6 Other 1.8 (0.7) – – 1.1 Total Addbacks 13.6 1.0 (12.1) 7.4 9.9 Adjusted EBITDA $219.9 $142.5 $78.7 ($54.5) $386.6 Revenue $835.6 $534.4 $146.8 – $1,516.8 Adjusted EBITDA % margin 26.3% 26.7% 53.6% 25.5%

20 YTD 2015 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2015 ADESA IAA AFC Corporate Consolidated Net income (loss) $54.5 $49.6 $39.7 ($29.8) $114.0 Add back: Income taxes 32.4 29.9 24.3 (17.2) 69.4 Interest expense, net of interest income 0.3 – 10.6 31.8 42.7 Depreciation and amortization 41.5 39.0 15.5 6.7 102.7 Intercompany interest 25.4 18.8 (9.5) (34.7) – EBITDA $154.1 $137.3 $80.6 ($43.2) $328.8 Intercompany charges 4.2 0.4 – (4.6) – Non-cash stock-based compensation 1.9 0.5 0.7 3.2 6.3 Acquisition related costs 1.7 0.1 – 1.3 3.1 Securitization interest – – (8.1) – (8.1) Minority interest 0.7 (0.2) – – 0.5 Other 2.5 (0.5) (0.5) 0.1 1.6 Total Addbacks 11.0 0.3 (7.9) 0.0 3.4 Adjusted EBITDA $165.1 $137.6 $72.7 ($43.2) $332.2 Revenue $673.0 $486.6 $131.1 – $1,290.7 Adjusted EBITDA % margin 24.5% 28.3% 55.5% 25.7%